Exhibit 10.4

SUPPLEMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “Supplement”), dated as of May 29, 2009, among Verso Paper Five Corp., a Delaware corporation, Verso Fiber Farm LLC, a Delaware limited liability company, and Verso Maine Energy LLC, a Delaware limited liability company (collectively, the “New Subsidiaries”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Intercreditor Agent (the “Intercreditor Agent”), and WILMINGTON TRUST COMPANY, as Trustee (the “Trustee”).

WHEREAS, in connection with (i) the Credit Agreement dated as of August 1, 2006 among Verso Paper Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Verso Paper Holdings LLC, a Delaware limited liability company (the “Company”), and Credit Suisse, Cayman Islands Branch, as administrative agent, and the Lenders party thereto (as amended restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) the Second Lien Notes Indenture dated as of August 1, 2006 among the Company, Verso Paper Inc., a Delaware corporation, the guarantors party thereto and the Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), Holdings, the Company, each Subsidiary of the Company, the Intercreditor Agent and the Trustee entered into the Intercreditor Agreement dated as of August 1, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”); and

WHEREAS, each New Subsidiary is executing this Supplement in accordance with Section 8.22 of the Intercreditor Agreement to become a party to the Intercreditor Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the Intercreditor Agent, the Trustee and each New Subsidiary hereby agrees as follows:

SECTION 1. Definitions. All capitalized terms used in this Supplement, including the recitals hereto, and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement referred to herein.

SECTION 2. Joinder to Intercreditor Agreement. In accordance with Section 8.22 of the Intercreditor Agreement, each New Subsidiary by its signature below becomes a party under the Intercreditor Agreement with the same force and effect as if originally named therein as a Subsidiary, and each New Subsidiary hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Subsidiary thereunder.

SECTION 3. Execution in Counterparts. This Supplement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Supplement shall become effective when (a) the Intercreditor Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary and the Trustee and (b) the Intercreditor Agent has executed a counterpart hereof.

SECTION 4. Enforceability of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. Governing Law. This Supplement shall be governed by, construed and enforced in accordance with, the laws of the State of New York.

[Signature page follows.]

2

IN WITNESS WHEREOF, each New Subsidiary, the Intercreditor Agent and the Trustee have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

VERSO MAINE ENERGY LLC,
as a New Subsidiary

By:	/s/ Robert P. Mundy
Name:	Robert P. Mundy
Title:	Senior VP and CFO

VERSO PAPER FIVE CORP.,
as a New Subsidiary

By:	/s/ Robert P. Mundy
Name:	Robert P. Mundy
Title:	Senior VP and CFO

VERSO FIBER FARM LLC,
as a New Subsidiary

By:	/s/ Robert P. Mundy
Name:	Robert P. Mundy
Title:	Senior VP and CFO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Intercreditor Agent

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

WILMINGTON TRUST COMPANY,
as Trustee

By:	/s/ Michael G. Oller, Jr.
Name:	Michael G. Oller, Jr.
Title:	Assistant Vice President

SUPPLEMENT NO. 2 TO INTERCREDITOR AGREEMENT (this “Supplement”), dated as of January 10, 2011, among Verso Quinnesec REP Holding Inc., a Delaware corporation (the “New Subsidiary”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Intercreditor Agent (the “Intercreditor Agent”), and WILMINGTON TRUST COMPANY, as Trustee (the “Trustee”).

WHEREAS, in connection with (i) the Amended and Restated Credit Agreement dated as of June 3, 2009 among Verso Paper Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Verso Paper Holdings LLC, a Delaware limited liability company (the “Company”), Credit Suisse, Cayman Islands Branch, as administrative agent, and the Lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) the Second Lien Notes Indenture dated as of August 1, 2006 among the Company, Verso Paper Inc., a Delaware corporation, the guarantors party thereto and the Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), Holdings, the Company, each Subsidiary of the Company, the Intercreditor Agent and the Trustee entered into the Intercreditor Agreement dated as of August 1, 2006 as supplement by Supplement No. 1 thereto dated as of May 29, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”); and

WHEREAS, the New Subsidiary is executing this Supplement in accordance with Section 8.22 of the Intercreditor Agreement to become a party to the Intercreditor Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the Intercreditor Agent, the Trustee and the New Subsidiary hereby agrees as follows:

SECTION 6. Definitions. All capitalized terms used in this Supplement, including the recitals hereto, and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement referred to herein.

SECTION 7. Joinder to Intercreditor Agreement. In accordance with Section 8.22 of the Intercreditor Agreement, the New Subsidiary by its signature below becomes a party under the Intercreditor Agreement with the same force and effect as if originally named therein as a Subsidiary, and the New Subsidiary hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Subsidiary thereunder.

SECTION 8. Execution in Counterparts. This Supplement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Supplement shall become effective when (a) the Intercreditor Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Trustee and (b) the Intercreditor Agent has executed a counterpart hereof.

SECTION 9. Enforceability of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 10. Governing Law. This Supplement shall be governed by, construed and enforced in accordance with, the laws of the State of New York.

[Signature page follows.]

2

IN WITNESS WHEREOF, the New Subsidiary, the Intercreditor Agent and the Trustee have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

VERSO QUINNESEC REP HOLDING INC.,
as a New Subsidiary

By:	/s/ Robert P. Mundy
Name:	Robert P. Mundy
Title:	Senior Vice President and Chief Financial Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Intercreditor Agent

By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

WILMINGTON TRUST COMPANY,
as Trustee

By:	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Assistant Vice President